# Distribution Agreement

**Between**

***Aquair, Inc***
***A California corporation***

**And**

***Locke Media/Conty Huyhn Hoa, LLC***

# TABLE OF CONTENTS

| | | PAGE |
|---|---|---|
| 1.0 | THE AGREEMENT | 3 |
| 2.0 | THE APPOINTMENT | 3 |
| 3.0 | SALES POLICIES, PRICING AND TERMS OF PURCHASE | 5 |
| 4.0 | TRADE MARKS, COPYRIGHT LICENSES AND TRADE SECRET | 5 |
| 5.0 | NON-DISCLOSURE AGREEMENT & INDEMNIFICATION | 7 |
| 6.0 | INDEPENDENT CONTRACTOR | 7 |
| 7.0 | TERMS AND TERMINATION | 8 |
| 8.0 | PRICING POLICY | 8 |
| 9.0 | NON-ASSIGNABILITY | 9 |
| 10.0 | WAIVER OF DEFAULT | 9 |
| 11.0 | MODIFICATION | 9 |
| 12.0 | ARBITRATION | 9 |
| 13.0 | SCOPE OF AGREEMENT | 9 |
| 14.0 | GOVERNING LAW | 10 |
| 15.0 | IMPRACTICABILITY OF PERFORMANCE | 10 |
| 16.0 | NOTICES | 10 |
| 17.0 | TIME AND PLURALITY | 11 |
| 18.0 | WARRANTY OF AUTHORITY | 11 |

**SECTION I – THE PARTIES**

1.1 THIS AGREEMENT (the "Agreement") is made and entered into by and between Aquair, with offices at 30021 Tomas, Rancho Santa Margarita, CA 92688, referred to in this document as the Licensor, and Locke Media, A California C Corporation with offices at 856 S. Broadway Avenue, Los Angeles, CA 90014, referred to in this document as the Distributor. Collectively they will be referred to as the Parties.

1.2 The Licensor has rights to exclusively market the home/office model of Atmospheric Water Generator (the "Product") known as the Aquair E/M-10 model, under Patent or Patent Pending.

1.3 The parties hereto are desirous of entering into this Agreement whereby the Distributor will be the exclusive distributor of the Product. In consideration for the exclusive right to distribute the Product, the Distributor hereby agrees to purchase a minimum of US$ 2 million of the Product for the 1st year of operations and US$ 2.5 million of the product for the 2nd year of operations.

1.4 The minimum annual purchase requirement will commence on the day that the first shipment of E/M-10 machines are received by Distributors

**SECTION II - THE APPOINTMENT**

2.1 Subject to the terms and conditions in this Agreement, Aquair appoints the Distributor the exclusive Distributor to distribute the Product in the country of Vietnam.

2.2 This Agreement will become valid and effective upon the satisfactory fulfillment of the conditions stated in the **Duties, Obligations and Responsibilities of the Distributor** clause b), below.

2.3 The Product supplied to the Distributor by Aquair shall bear the brand name of Aquair or such other trademarks, names, or logos as Aquair may change from time to time.

2.4 During the term of this Agreement and for a period of no less than two years after the termination of this Agreement, the Distributor (Including Directors and any Major Shareholders owning more than 20% of the company) shall refrain from selling, manufacturing, or collaborating in the sale of any product competing directly or indirectly with the Product of Aquair or substituting for, or in the same class of goods; unless the Product are complementary and must be agreeable in writing to Aquair before proceeding with the sale or offer of sale.

**Duties, Obligations and Responsibilities of Aquair.**

**Aquair agrees to:**

## SECTION I – THE PARTIES

1.1 THIS AGREEMENT (the "Agreement") is made and entered into by and between Aquair, with offices at 30021 Tomas, Rancho Santa Margarita, CA 92688, referred to in this document as the Licensor, and Locke Media, A California C Corporation with offices at 856 S. Broadway Avenue, Los Angeles, CA 90014, referred to in this document as the Distributor. Collectively they will be referred to as the Parties.

1.2 The Licensor has rights to exclusively market the home/office model of Atmospheric Water Generator (the "Product") known as the Aquair E/M-10 model, under Patent or Patent Pending.

1.3 The parties hereto are desirous of entering into this Agreement whereby the Distributor will be the exclusive distributor of the Product. In consideration for the exclusive right to distribute the Product, the Distributor hereby agrees to purchase a minimum of US$ 2 million of the Product for the 1st year of operations and US$ 2.5 million of the product for the 2nd year of operations.

1.4 The minimum annual purchase requirement will commence on the day that the first shipment of E/M-10 machines are received by Distributors

## SECTION II - THE APPOINTMENT

2.1 Subject to the terms and conditions in this Agreement, Aquair appoints the Distributor the exclusive Distributor to distribute the Product in the country of Vietnam.

2.2 This Agreement will become valid and effective upon the satisfactory fulfillment of the conditions stated in the **Duties, Obligations and Responsibilities of the Distributor** clause b), below.

2.3 The Product supplied to the Distributor by Aquair shall bear the brand name of Aquair or such other trademarks, names, or logos as Aquair may change from time to time.

2.4 During the term of this Agreement and for a period of no less than two years after the termination of this Agreement, the Distributor (Including Directors and any Major Shareholders owning more than 20% of the company) shall refrain from selling, manufacturing, or collaborating in the sale of any product competing directly or indirectly with the Product of Aquair or substituting for, or in the same class of goods; unless the Product are complementary and must be agreeable in writing to Aquair before proceeding with the sale or offer of sale.

**Duties, Obligations and Responsibilities of Aquair.**

**Aquair agrees to:**

**SECTION I – THE PARTIES**

1.1 THIS AGREEMENT (the "Agreement") is made and entered into by and between Aquair, with offices at 30021 Tomas, Rancho Santa Margarita, CA 92688, referred to in this document as the Licensor, and Locke Media, A California C Corporation with offices at 856 S. Broadway Avenue, Los Angeles, CA 90014, referred to in this document as the Distributor. Collectively they will be referred to as the Parties.

1.2 The Licensor has rights to exclusively market the home/office model of Atmospheric Water Generator (the "Product") known as the Aquair E/M-10 model, under Patent or Patent Pending.

1.3 The parties hereto are desirous of entering into this Agreement whereby the Distributor will be the exclusive distributor of the Product. In consideration for the exclusive right to distribute the Product, the Distributor hereby agrees to purchase a minimum of US$ 2 million of the Product for the 1$^{st}$ year of operations and US$ 2.5 million of the product for the 2$^{nd}$ year of operations.

1.4 The minimum annual purchase requirement will commence on the day that the first shipment of E/M-10 machines are received by Distributors

**SECTION II - THE APPOINTMENT**

2.1 Subject to the terms and conditions in this Agreement, Aquair appoints the Distributor the exclusive Distributor to distribute the Product in the country of Vietnam.

2.2 This Agreement will become valid and effective upon the satisfactory fulfillment of the conditions stated in the **Duties, Obligations and Responsibilities of the Distributor** clause b), below.

2.3 The Product supplied to the Distributor by Aquair shall bear the brand name of Aquair or such other trademarks, names, or logos as Aquair may change from time to time.

2.4 During the term of this Agreement and for a period of no less than two years after the termination of this Agreement, the Distributor (Including Directors and any Major Shareholders owning more than 20% of the company) shall refrain from selling, manufacturing, or collaborating in the sale of any product competing directly or indirectly with the Product of Aquair or substituting for, or in the same class of goods; unless the Product are complementary and must be agreeable in writing to Aquair before proceeding with the sale or offer of sale.

**Duties, Obligations and Responsibilities of Aquair.**

**Aquair agrees to:**

## SECTION I – THE PARTIES

1.1 THIS AGREEMENT (the "Agreement") is made and entered into by and between Aquair, with offices at 30021 Tomas, Rancho Santa Margarita, CA 92688, referred to in this document as the Licensor, and Locke Media, A California C Corporation with offices at 856 S. Broadway Avenue, Los Angeles, CA 90014, referred to in this document as the Distributor. Collectively they will be referred to as the Parties.

1.2 The Licensor has rights to exclusively market the home/office model of Atmospheric Water Generator (the "Product") known as the Aquair E/M-10 model, under Patent or Patent Pending.

1.3 The parties hereto are desirous of entering into this Agreement whereby the Distributor will be the exclusive distributor of the Product. In consideration for the exclusive right to distribute the Product, the Distributor hereby agrees to purchase a minimum of US$ 2 million of the Product for the 1st year of operations and US$ 2.5 million of the product for the 2nd year of operations.

1.4 The minimum annual purchase requirement will commence on the day that the first shipment of E/M-10 machines are received by Distributors

## SECTION II - THE APPOINTMENT

2.1 Subject to the terms and conditions in this Agreement, Aquair appoints the Distributor the exclusive Distributor to distribute the Product in the country of Vietnam.

2.2 This Agreement will become valid and effective upon the satisfactory fulfillment of the conditions stated in the **Duties, Obligations and Responsibilities of the Distributor** clause b), below.

2.3 The Product supplied to the Distributor by Aquair shall bear the brand name of Aquair or such other trademarks, names, or logos as Aquair may change from time to time.

2.4 During the term of this Agreement and for a period of no less than two years after the termination of this Agreement, the Distributor (Including Directors and any Major Shareholders owning more than 20% of the company) shall refrain from selling, manufacturing, or collaborating in the sale of any product competing directly or indirectly with the Product of Aquair or substituting for, or in the same class of goods; unless the Product are complementary and must be agreeable in writing to Aquair before proceeding with the sale or offer of sale.

**Duties, Obligations and Responsibilities of Aquair.**

**Aquair agrees to:**

**SECTION I – THE PARTIES**

1.1 THIS AGREEMENT (the "Agreement") is made and entered into by and between Aquair, with offices at 30021 Tomas, Rancho Santa Margarita, CA 92688, referred to in this document as the Licensor, and Locke Media, A California C Corporation with offices at 856 S. Broadway Avenue, Los Angeles, CA 90014, referred to in this document as the Distributor. Collectively they will be referred to as the Parties.

1.2 The Licensor has rights to exclusively market the home/office model of Atmospheric Water Generator (the "Product") known as the Aquair E/M-10 model, under Patent or Patent Pending.

1.3 The parties hereto are desirous of entering into this Agreement whereby the Distributor will be the exclusive distributor of the Product. In consideration for the exclusive right to distribute the Product, the Distributor hereby agrees to purchase a minimum of US$ 2 million of the Product for the 1st year of operations and US$ 2.5 million of the product for the 2nd year of operations.

1.4 The minimum annual purchase requirement will commence on the day that the first shipment of E/M-10 machines are received by Distributors

**SECTION II - THE APPOINTMENT**

2.1 Subject to the terms and conditions in this Agreement, Aquair appoints the Distributor the exclusive Distributor to distribute the Product in the country of Vietnam.

2.2 This Agreement will become valid and effective upon the satisfactory fulfillment of the conditions stated in the **Duties, Obligations and Responsibilities of the Distributor** clause b), below.

2.3 The Product supplied to the Distributor by Aquair shall bear the brand name of Aquair or such other trademarks, names, or logos as Aquair may change from time to time.

2.4 During the term of this Agreement and for a period of no less than two years after the termination of this Agreement, the Distributor (Including Directors and any Major Shareholders owning more than 20% of the company) shall refrain from selling, manufacturing, or collaborating in the sale of any product competing directly or indirectly with the Product of Aquair or substituting for, or in the same class of goods; unless the Product are complementary and must be agreeable in writing to Aquair before proceeding with the sale or offer of sale.

**Duties, Obligations and Responsibilities of Aquair.**

**Aquair agrees to:**

**SECTION I – THE PARTIES**

1.1 THIS AGREEMENT (the "Agreement") is made and entered into by and between Aquair, with offices at 30021 Tomas, Rancho Santa Margarita, CA 92688, referred to in this document as the Licensor, and Locke Media, A California C Corporation with offices at 856 S. Broadway Avenue, Los Angeles, CA 90014, referred to in this document as the Distributor. Collectively they will be referred to as the Parties.

1.2 The Licensor has rights to exclusively market the home/office model of Atmospheric Water Generator (the "Product") known as the Aquair E/M-10 model, under Patent or Patent Pending.

1.3 The parties hereto are desirous of entering into this Agreement whereby the Distributor will be the exclusive distributor of the Product. In consideration for the exclusive right to distribute the Product, the Distributor hereby agrees to purchase a minimum of US$ 2 million of the Product for the 1st year of operations and US$ 2.5 million of the product for the 2nd year of operations.

1.4 The minimum annual purchase requirement will commence on the day that the first shipment of E/M-10 machines are received by Distributors

**SECTION II - THE APPOINTMENT**

2.1 Subject to the terms and conditions in this Agreement, Aquair appoints the Distributor the exclusive Distributor to distribute the Product in the country of Vietnam.

2.2 This Agreement will become valid and effective upon the satisfactory fulfillment of the conditions stated in the **Duties, Obligations and Responsibilities of the Distributor** clause b), below.

2.3 The Product supplied to the Distributor by Aquair shall bear the brand name of Aquair or such other trademarks, names, or logos as Aquair may change from time to time.

2.4 During the term of this Agreement and for a period of no less than two years after the termination of this Agreement, the Distributor (Including Directors and any Major Shareholders owning more than 20% of the company) shall refrain from selling, manufacturing, or collaborating in the sale of any product competing directly or indirectly with the Product of Aquair or substituting for, or in the same class of goods; unless the Product are complementary and must be agreeable in writing to Aquair before proceeding with the sale or offer of sale.

**Duties, Obligations and Responsibilities of Aquair.**

**Aquair agrees to:**

**SECTION I – THE PARTIES**

1.1 THIS AGREEMENT (the "Agreement") is made and entered into by and between Aquair, with offices at 30021 Tomas, Rancho Santa Margarita, CA 92688, referred to in this document as the Licensor, and Locke Media, A California C Corporation with offices at 856 S. Broadway Avenue, Los Angeles, CA 90014, referred to in this document as the Distributor. Collectively they will be referred to as the Parties.

1.2 The Licensor has rights to exclusively market the home/office model of Atmospheric Water Generator (the "Product") known as the Aquair E/M-10 model, under Patent or Patent Pending.

1.3 The parties hereto are desirous of entering into this Agreement whereby the Distributor will be the exclusive distributor of the Product. In consideration for the exclusive right to distribute the Product, the Distributor hereby agrees to purchase a minimum of US$ 2 million of the Product for the 1st year of operations and US$ 2.5 million of the product for the 2nd year of operations.

1.4 The minimum annual purchase requirement will commence on the day that the first shipment of E/M-10 machines are received by Distributors

**SECTION II - THE APPOINTMENT**

2.1 Subject to the terms and conditions in this Agreement, Aquair appoints the Distributor the exclusive Distributor to distribute the Product in the country of Vietnam.

2.2 This Agreement will become valid and effective upon the satisfactory fulfillment of the conditions stated in the **Duties, Obligations and Responsibilities of the Distributor** clause b), below.

2.3 The Product supplied to the Distributor by Aquair shall bear the brand name of Aquair or such other trademarks, names, or logos as Aquair may change from time to time.

2.4 During the term of this Agreement and for a period of no less than two years after the termination of this Agreement, the Distributor (Including Directors and any Major Shareholders owning more than 20% of the company) shall refrain from selling, manufacturing, or collaborating in the sale of any product competing directly or indirectly with the Product of Aquair or substituting for, or in the same class of goods; unless the Product are complementary and must be agreeable in writing to Aquair before proceeding with the sale or offer of sale.

**Duties, Obligations and Responsibilities of Aquair.**

**Aquair agrees to:**

13.2 Only an instrument in writing signed by both Parties that expressly refers to this Agreement may amend this Agreement.

13.3 Either Party is not relying upon any warranties, representations or inducements not set forth in this Agreement.

13.4 The Parties agree that English shall be the official version of this Agreement which may be translated into Vietnamese for benefit of the Distributor if required to provide to a government body in Vietnam. The Distributor shall be responsible for any cost of translation or filing.

## SECTION XIV- GOVERNING LAW

14.1 This Agreement and all questions arising here under shall be governed and interpreted by the laws of the State of California, USA.

## SECTION XV- IMPRACTICABILITY OF PERFORMANCE

15.1 The Parties agree that this Agreement may be terminated at any time without liability of one Party as against the other if the situation among nations renders the performance impracticable or if currency controls make trade between the countries substantially impracticable.

15.2 Rights and obligations of the Parties previously accrued under this Agreement shall not be affected by termination under this section.

## SECTION XVI- NOTICES

16.1 All notices and other communications permitted or required by this Agreement shall be in writing and shall be personally delivered, or sent through a government recognized Postal Service, or any official successor thereto (or the nearest functional equivalent thereto outside North America), designated as registered or certified mail, return receipt requested and addressed as provided below or sent by email, telegram, telex, telefax or telecopier.

16.2 Notices delivered in person shall be effective upon the date of delivery.

16.3 Notices delivered by mail shall be effective upon the receipt thereof by the addressee, but not later than 15 calendar days subsequent to the postmark date, whichever is earlier.

16.4 Notices by teleFax and telecopier shall be effective upon the date of receipt.

16.5 Rejection or the refusal to accept or the inability to deliver because of a change in address of which no notice was given shall be deemed to be receipt of the notice sent by mail as of the 15th calendar day subsequent to the postmark date.

16.6 By giving to the other Party at least 30 days' notice, any Party shall have the right from time to time, and at any time while this Agreement is in effect, to change their respective addresses.

16.7 Each Party shall have the right to specify as the address, any other address.

(i) If intended for Licensor, to:
30021 Tomas, Rancho Santa Margarita, CA 92688

(ii) If intended for Distributor, to:
Locke Media with offices at:
856 Broadway Avenue
Los Angeles, CA 90014
And its' representative

Conty Huynh Hoa, LLC with offices at:
190 Hong Bang F15 Q5 Thuen Kieu Plaza
Ho Chi Minh City, Vietnam

## SECTION XVII- TIME AND PLURALITY

17.1 Time is of the essence in this Agreement.

17.2 All uses of the singular include the plural and the use of the plural includes the singular.

## SECTION XVIII- WARRANTY OF AUTHORITY

18.1 The signatories below warrant on behalf of their respective corporation, that:

i. They have the right and power and are duly authorized to enter into this Agreement which rights and power are supported by a Resolution of the Board of Directors of their respective Corporation; and
ii. Upon their execution of this Agreement, the Agreement shall constitute a valid, binding and enforceable Agreement of the Parties.
iii. The parties declare that they have requested that this agreement be in the English language.

THIS Agreement, entered into this 30th day of August 2005.

BETWEEN:

LICENSOR

**Aquair, Inc** with offices at:
30021 Tomas
Rancho Santa Margarita, CA 92688

AND

DISTRIBUTOR

**Locke Media** with offices at:
856 S. Broadway Avenue
Los Angeles, CA 90014

*And its' representative*

**Conty Huynh Hoa, LLC** with offices at:
190 Hong Bang F15 Q5 Thuen Kieu Plaza
Ho Chi Minh City, Vietnam

**Licensor: Aquair, Inc**

*[Signatures]*
**By:** ______________________
**Herrie Tantono**
**Title:** **Secretary**

**Distributor: Locke Media**

*[Signatures]*
**By:** ______________________

**Title:** C.E.O.

# SCHEDULE A

## LIMITED WARRANTY

Aquair, Inc (Aquair) warrants this product (including any accessories) against natural defects in material or workmanship as follows:

Aquair will supply, at no charge, new or rebuilt replacements in exchange for defective parts for a period of one (1) year.

This warranty does not cover cosmetic damage or damage due to acts of force majored including those attributable to God, accident, misuse, abuse, gross negligence, or modification of, or to any part of the Product as determined by a return of merchandise policy agreed upon by both parties.

This warranty does not cover damage due to improper operation or maintenance, connection to improper voltage supply, or attempted repair by anyone other than a facility authorized by Aquair to service the Product.

This warranty does not cover Products sold AS IS or WITH ALL FAULTS, or consumable such as fuses or batteries (if applicable)

Proof of purchase in the form of a bill of sale or receipted invoice, which is evidence that the unit is within the Warranty period, must be presented to obtain warranty service.

Repair or replacement as provided under this warranty is the exclusive remedy of the consumer. Aquair shall not be liable for any incidental or consequential damages for breach of any express or implied warranty of this product, except to the extent prohibited by the applicable law, any implied warranty or merchantability or fitness for a particular purpose on this product is limited in duration to the duration of this warranty.